UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 11, 2007
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.
On October 11, 2007, 3Com and Bain Capital prepared a document containing information relating to our joint voluntary filing of our proposed merger transaction with the Committee on Foreign Investment in the United States, or CFIUS. This document is attached as Exhibit 99.1 hereto and is incorporated by reference herein. We have relied solely on Bain Capital for information contained in this document relating to Bain Capital’s arrangements with Huawei Technologies and the statements of fact, intent and belief attributed to Bain Capital in the document.
On September 28, 2007, we reached an agreement to be acquired by an entity controlled by Bain Capital for $5.30 per share, subject to customary closing conditions and approvals.
ITEM 9.01    Financial Statements and Exhibits
(d)        Exhibits

Exhibit Number	Description

99.1	Document Concerning Proposed Acquisition of 3Com by Affiliates of Bain Capital
Safe Harbor
This Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding CFIUS matters, Bain Capital’s relationship with Huawei (including after the closing of our proposed merger transaction), 3Com’s success factors and the expected impact of the transaction on 3Com and timing of the filing of the proxy statement relating to this transaction. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including, without limitation, risks relating to our ability to file a proxy statement relating to, and ultimately to consummate, our proposed acquisition by affiliates of Bain Capital and to satisfy CFIUS that the transaction does not pose a threat to U.S. national or homeland security and therefore CFIUS should not recommend to the President that the transaction be blocked on national security grounds; and other risks detailed in our filings with the SEC, including those discussed in our annual report filed with the SEC on Form 10-K for the year ended June 1, 2007. 3Com Corporation does not intend, and disclaims any obligation, to update any forward-looking information contained in this Form 8-K or with respect to the announcements described herein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: October 11, 2007	By:	/s/ Neal D. Goldman
Neal D. Goldman
Executive Vice President, Chief Administrative and Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Document Concerning Proposed Acquisition of 3Com by Affiliates of Bain Capital